United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2018

Jones Lang LaSalle Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S.
of incorporation or organization)		Employer Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-782-5800

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

Jones Lang LaSalle Incorporated has announced the appointment of Matthew Carter as an independent, non-executive member of its Board of Directors, effective November 23, 2018. Mr. Carter will serve on the Board’s Audit Committee and its Nominating and Governance Committee. He will initially serve a term that will expire at the Company’s 2019 Annual Meeting of Shareholders.

Mr. Carter has more than 20 years of senior leadership experience in cloud and digital technology, and enterprise networking. He is the Chief Executive Officer of Aryaka Networks, Inc., the leading global provider of cloud and on-premises network applications.

Prior to Aryaka, Mr. Carter served as President and CEO at Inteliquent, which provides wholesale voice services for carriers and service providers. He also served in various roles at Sprint Corporation including President of Enterprise Solutions, Sprint’s $14 billion global communications technologies business unit.

Mr. Carter currently serves on the boards of NRG Energy, Inc. and USG Corporation. He previously served on the boards of Inteliquent, Inc. and Apollo Education Group, Inc. He earned an M.B.A. from Harvard University and a Bachelor of Science in Radio, Television and Film from Northwestern University.

A copy of the News Release including the announcement of Mr. Carter’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

99.1                        News release issued by Jones Lang LaSalle Incorporated on November 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2018	JONES LANG LASALLE INCORPORATED

	By:	/s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer and Corporate Secretary